Nationwide Life Insurance Company: • Nationwide Variable Account – II • Nationwide Variable Account – 7

Prospectus supplement dated July 26, 2012 to
M&T All American Gold (Variable Annuity Portfolio II) prospectus dated May 1, 2012
M&T All American (M&T Variable Annuity Portfolio) prospectus dated May 1, 2012

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

On June 22, 2012, the Board of Trustees of the Wilmington Funds voted to liquidate the Wilmington Funds – Wilmington Managed Allocation Fund: Moderate Growth II effective on or about September 28, 2012.  Effective September 27, 2012, this underlying mutual fund will no longer be available to receive transfers or new purchase payments.

Any account value allocated to this fund will be transferred to the Nationwide Variable Insurance Trust - NVIT Money Market Fund: Class I on or about September 28, 2012.